UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22462

SCS Hedged Opportunities (TE) Fund, LLC

(Exact name of registrant as specified in charter)

One Winthrop Square

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Peter H. Mattoon

c/o SCS Capital Management, LLC

One Winthrop Square

Boston, Massachusetts 02110

(Name and address of agent for service)

(617) 204-6400

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Item 1. Reports to Stockholders.

1

SCS HEDGED OPPORTUNITIES (TE) FUND, LLC

Annual Report

March 31, 2013

One Winthrop Square  |  Boston, MA 02110

617.204.6400  |   www.scsfinancial.com

SCS Hedged Opportunities (TE) Fund, LLC

SCS Hedged Opportunities (TE) Fund, LLC

Shareholder Letter

May 16, 2013

Dear Investor

SCS Hedged Opportunities (TE) Fund, LLC (“The Fund”) returned 3.77% over the twelve month period to March 31, 2013. The broad based HFRI Fund of Funds Composite Index returned 4.78% over the same period. The major themes of structured credit and corporate liquidations contributed meaningfully to performance as did select equity long/short and event driven managers. The principal detractors were managers with a market neutral or net short equity bias and relative value managers. The changes to managers and strategy allocations that we highlighted in our previous letters began to bear fruit in the latter half of the period.

The twelve month period under review may mark a significant turning point for investors in fixed income securities. For some time, bonds have provided investors with attractive capital appreciation and until a few years ago, a respectable yield. Such gains have proven valuable not only for pure fixed income portfolios but also balanced equity/bond portfolios. The prolonged flow of capital into fixed income markets culminated in the yield on the 10 year US government bond falling to a low of 1.43% in the summer of 2012. However, over the subsequent months, yields reversed course increasing to 1.94% by the end of March, 2013. The rise in yields came as growth in the economy strengthened and as investors began to discount an end to or at least a tapering off of quantitative easing by the Federal Reserve. The Barclays Aggregate Bond Index returned 3.8% for the twelve months ended March 2013, though the gains were front end loaded with the index return almost flat from July to the end of March. The HFRI ED: Distressed/Restructuring Index, which measures the performance of hedge fund fixed income strategies, returned 9.8% over the review period.

In a recent paper, J.P. Morgan1 highlighted the poor real returns available on government and investment grade bonds. They pointed out that the real yield (net of inflation) on 5 and 10 year US government bonds recently went negative and the yield on the lowest investment-grade corporate bond category fell below 2% for the first time in 30 years. The authors also noted the dangers of looking to high yield bonds as a yield replacement given their historic return volatility of 9-11%; nearly twice that of investment grade bonds. J.P. Morgan suggests that a hedge fund of funds may be an attractive option given their historical returns of the past decade and historic volatility of 5-6% at the index level. As we discuss below, we believe structured credit, offers much better prospects for capital appreciation and yield than investment grade bonds. It is a theme in the portfolio and has contributed to the Fund’s low volatility of 3.18% since inception (09/01/10).

In contrast to fixed income markets, equities performed poorly in the first half of the Fund’s fiscal year but gathered upward momentum over the subsequent six months. Announcements by the Federal Reserve of further quantitative easing and by the European Central Bank to do whatever it takes to preserve the euro sparked a rally in developed equity markets. The pick-up in economic growth in the US and more stability in the eurozone also spurred market gains. The S&P 500 Index returned 14.0% and the MSCI Europe Index returned 10.6% in the twelve month period ended March 31, 2013. In Japan, the December elections saw a new government come to power with the goal of ending deflation and stimulating economic growth. The plan involved additional fiscal stimulus and engineering a decline in

[1]	J.P.Morgan, Eye on the Market, May 2, 2013

the yen through quantitative easing. The market rallied sharply and the MSCI Japan Index returned 8.5% over the reporting period. Emerging markets lagged developed markets and returned 2.2% for the same time period. Slower than expected economic growth in China and a decline in commodity prices hurt the performance of emerging market equities.

Importantly, correlations across asset classes and among individual stocks declined over the period. We believe this reflected the growing importance investors placed on fundamentals in their asset and security selection process. This development should play to the strengths of hedge fund managers on both the long and short side of their books. From September onwards, hedge fund managers increased their gross and net equity exposures, an indication of greater confidence in the effectiveness of their stock selection skills and more optimistic view of markets.

Turning to the specifics of Fund performance, exposure to structured credit, such as residential mortgage-backed securities (RMBS), and corporate liquidations provided a major source of returns for a number of our credit and multi-strategy managers. The biggest winners were two of the largest holdings in the credit portion of the Fund, AG Mortgage Value (+22.3%) and Serengeti Lycaon (20.6%). The RMBS sector benefited from stronger than expected recovery in the housing market, growing demand from institutional investors and falling supply of such securities. Positions in corporate liquidations, such as a Wall Street brokerage firm and an Icelandic bank also proved rewarding. Another credit manager, Aurelius (+20.2%) benefited from its holdings in the sovereign debt of Greece and Argentina as well as holdings in the corporate debt of companies either in bankruptcy or emerging from it. The returns of our multi-strategy managers benefited from their equity holdings. Serengeti Partners (+21.9%) gain from holdings in alternative asset managers, a communications company and a financial services liquidation. The performance of Taconic Opportunities (+11.7%) benefited from positions in a computer manufacturer as well as a newspaper company. Media, cable networks and broadcasters form a prominent theme in the Eton Park Fund (+9.8%) and a number of holdings in these sectors performed well.

Performance among our equity long/short managers was mixed. While managers such as Scout Capital (+11.7%) and Altimeter (+16.6%) performed well and benefited from a reasonable net long position and good stock selection, other managers held back overall performance. The main detractors were managers that had a market neutral or low net exposure to markets. Tiger Consumer (-4.3%) tends to hold a net exposure of 25%-35% and while for the most part its long positions added value, short positions in stocks with weak fundamentals rallied with the general market. North Bay Capital (+1.4%) averages a net exposure of 10%-20% and its short positions also hurt performance. We hold a small position in Goshen Global Equity (-22.3%), a defensive manager, to provide the potential for some protection should the market decline. Goshen’s short position in financials detracted from performance. The other main source of disappointment came from our relative value strategy managers. In particular, Bain Absolute Return Capital (ARC), which suffered losses in three main commodities strategies which involved pair trades — being long one commodity and short another. The monetary stimulus announced by central banks exceeded investor expectations and raised fears of currency debasement. In an effort to protect against losses, investors covered their short positions in hard assets which caused their prices to rally.

The key developments in terms of the Fund’s structure concerned our goal to increase portfolio concentration by increasing the allocation to selective managers, capture a greater proportion of the market’s upside by extending net long equity exposure, and increase our credit weighting, where we believed the risk/reward trade-off was very attractive. With these goals in mind, we significantly reduced the number of managers to 18 by the end of the period. The reduction came mainly from the equity long/short strategy, which consequently fell from 41.42% to 31.52% of the portfolio over the twelve month period. We redeemed managers with low net long or short-biased exposure and managers undergoing internal change, or where a combination of the opportunity set was no longer attractive or performance had become an issue.

We also reorganized our exposure to relative value strategies, which declined from 15.69% to 10.05%. We redeemed our holding in a commodities manager and a fixed income manager. In both cases, we believed our other managers offer greater upside potential. We invested part of the proceeds in our Relative Value manager, Alphadyne International. The remainder was invested in credit, which increased from 15.89% to 29.26% of the portfolio. We focused exposure on five managers well known to us: Serengeti, AG Mortgage Value Partners, Perella Weinberg, West Face Credit Opportunities, and Aurelius Capital.

Of the remaining strategies, multi-strategy declined slightly from 14.36% to 13.14% and event driven increased from 12.15% to 16.03%, mainly through an additional investment in an existing manager, Jet Capital.

We are optimistic about the themes in the portfolio. Structured credit remains our strongest conviction investment. The supply of these securities remains modest due to legacy paper shrinking as mortgages are modified or liquidations occur, and principal is paid down; on the demand side, Federal Reserve purchases of mortgage-backed securities encourages investors to purchase riskier assets as evidenced by the increased demand from institutional investors for non-agency RMBS paper. Stronger demand also stems from greater confidence among institutions in valuing these types of securities and the continued recovery in the housing market. We think these securities offer less sensitivity to modest upward changes in interest rates, attractive yields, generate cash flows and offer upside potential in a stable or growing economy. We are also excited about the prospects for our equity managers, where the repositioning of the portfolio has already begun to bear fruit. While the portfolio’s net long exposure has increased, managers retain the flexibility to shorten their exposure should conditions warrant such action. In addition, we believe a greater emphasis on corporate fundamentals should provide managers with a strong tailwind with which to add more value through stock selection- on the long and short side of their book. At the current stage of the economic and market cycle, corporate activity has typically increased and we expect this to spawn more opportunities for our global event driven managers. As always, we continue to monitor the overall risks within the portfolio.

If you wish to learn more about the Fund please contact us. We value your continued support.

Sincerely

SCS Financial

Important Definitions and Disclosures

Past performance is not a guarantee of future results.

Opinions expressed are subject to change at any time, are not guarantees and should not be considered investment advice.

This material is not an invitation to subscribe for interests in the Fund and is by way of information only. Sales of interests shall be made on the basis of the Fund’s Confidential Offering Memorandum (the “Offering Memorandum”) only and are not offered to any prospective investor who does not satisfy certain minimum financial and sophistication criteria, or in any jurisdiction in which such offer is not authorized.

An investment in alternative investments can be highly illiquid, is speculative and not suitable for all investors. Investing in alternative investments is only intended for experiences and sophisticated investors who are willing to bear the high economic risk associated with such an investment. Performance may be volatile and there is no guarantee or assurance that an investment in the Fund will achieve its investment objective.

Diversification does not assure a profit or protect against loss in a declining market.

Before making an investment decision, investors should consider the suitability of this investment with respect to their investment objectives and personal situation and consider factors such as-their personal net worth, income, age, risk tolerance and liquidity needs.

An investment in the Fund, and the underlying funds in which the Fund invests through its investment in the Master Fund (collectively, “Alternative Investment Funds”), involves risks, including the following:

•

Past performance of the Fund, as well as any Alternative Investment Fund in which it invests, is not indicative of future performance. The value of the Fund’s investments will fluctuate, and there is no assurance that the Fund will achieve its investment objective.

•

Investing in the Fund and the Alternative Investment Funds involves a significant degree of market risk. No assurance can be given that the strategy or strategies utilized by the Fund or an Alternative Investment Fund will be successful under any or all future market conditions. Changes in general economic conditions may affect the profitability of the Fund or an Alternative Investment Fund or specific strategies used by such funds.

•

An investment in an Alternative Investment Fund may be highly illiquid. Such funds are subject to lock up periods and restrictions on redemptions, including in some cases suspensions. In addition, there is no secondary market for the interests in Alternative Investment Funds, including the Fund, and none is expected to develop. There are substantial restrictions on transferring of the interests in the Fund.

•

Alternative Investment Funds generally are not subject to the same regulatory oversight as more conventional investment vehicles, such as mutual funds, and involve risks not associated with more conventional investments.

•

Due to the early life-cycle of some Alternative Investment Funds, such funds may experience significant loss as a result of declines in an economic sector, industry group, stock market or for portfolio infrastructure failure.

•

The Fund and the Alternative Investment Funds in which it invests may be leveraged and may involve other speculative investment practices that may increase the risk of investment loss. Short selling for example involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited losses. In addition, investments in commodities contracts and all derivative instruments, including futures and options, involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact in the performance of the Fund or Alternative Investment Fund. The prices of such investments are highly volatile and they are subject to the risk of failure of any exchanges on which the positions trade or of a clearing house.

•	Investments in foreign securities involve greater risk, including currency risk, different accounting standards and are subject to political instability.

•	Neither the Fund, nor the Alternative Investment Funds in which they invest, are required to provide periodic pricing or valuation information to investors with respect to individual investments.

•

Because of the complex nature of Alternative Investment Funds’ investments, the distribution of tax information to investors may be subject to delays, which may result in the need to request an extension.

•

The Fund is subject to multiple layers of fees and expenses, which may offset trading profits. By investing in a fund-of-fund such as the Fund, an investor will indirectly bear his or her share of any fees and expenses charged by the underlying funds, in addition to the fees and expenses of the Fund. The Fund also bears its pro rate share of any fees or expenses incurred by the Master Fund.

Definitions

HFRI Fund of Funds Composite Index — The HFRI Fund of Funds Composite Index is an equal weighted, net of fee, index composed of approximately 800 fund of hedge funds.

Barclays Aggregate Bond Index — The Barclays Capital Aggregate Bond Index is a broad base index that is often used to represent investment grade bonds being traded in United States.

HFRI ED: Distressed/Restructuring Index — The HFRI ED: Distressed/Restructuring Index tracks hedge fund investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments.

S&P 500 Index — The S&P 500, or the Standard & Poor’s 500, is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s.

MSCI Europe Index — The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

MSCI Japan Index — The MSCI Japan Index is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange.

Volatility is defined as the annualized standard deviation of monthly returns.

Correlation is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

For a complete description of the investment objectives, risks (including additional risks related to certain potential Fund investments and/or strategies such as Margin Borrowing, Arbitrage, Swap

Agreements, Call and Put Options and other Hedging Transactions), as well as conflicts of interest, fees and expenses associated with an investment in the Fund please review the relevant sections in the Fund’s Offering Memorandum which should be reviewed in its entirety prior to investment.

This document has been prepared solely for the use of the intended recipient (the “Recipient”). By accepting delivery of this presentation, each Recipient undertakes not to reproduce or distribute this presentation in whole or in part, nor to disclose any of its contents (except to professional advisors), without the prior written consent of SCS Financial Services, LLC (“SCS”). The information contained herein is proprietary and confidential and may contain commercial or financial information, trade secrets and/or intellectual property of SCS and/or its affiliates.

Quasar Distributors, LLC, distributor

SCS Hedged Opportunities (TE) Fund, LLC

Statement of Assets & Liabilities

March 31, 2013

Assets
Investments in SCS Hedged Opportunities Fund, LDC, at fair value	$22,298,843
Receivable from SCS Hedged Opportunities Fund, LDC	3,444,429
Investment paid in advance	23,485

Total Assets	25,766,757

Liabilities
Redemption payable	3,444,429
Due to Master Fund	8,251
Shareholder servicing fees payable	26,326
Payable to Advisor	14,033

Total Liabilities	3,493,039

Net Assets	$22,273,718

Net Assets Consist of:
Paid in capital	$21,647,435
Accumulated net investment loss	(1,088,126)
Accumulated net realized loss on investments sold	(326,104)
Net unrealized appreciation on investments	2,040,513

Net Assets	$22,273,718

Net Asset Value, 856,222 shares issued (unlimited shares authorized, no par value)	$26.01

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities (TE) Fund, LLC

Statement of Operations

For the Year Ended March 31, 2013

Investment Income
Interest income allocated from SCS Hedged Opportunities Fund, LDC	$2

Total Investment Income	2

Expenses
Expenses allocated from SCS Hedged Opportunities Fund, LDC (Note 2B)	$553,247
Shareholder servicing fees	88,985
Printing and mailing expenses	11,075
Withholding tax expense	21,020
Registration expenses	5,687
Legal fees	3,453

Total Expenses	683,467

Recovery of previous waiver	14,996

Net Expenses before waiver	698,463

Waivers by Adviser (Note 2B)	(62,858)

Net Expenses	635,605

Net Investment Loss	(635,603)

Realized and Unrealized Gain (Loss) on Investments Allocated from SCS Hedged Opportunities Fund, LDC
Net realized loss on sale of investments	(202,229)
Net change in unrealized appreciation on investments	1,759,317

Net Gain from Investments Allocated from SCS Hedged Opportunities Fund, LDC	1,557,088

Net Increase in Net Assets Resulting from Operations	$921,485

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities (TE) Fund, LLC

Statement of Changes in Net Assets

	Year ended March 31, 2013	Year ended March 31, 2012
Change in Net Assets Resulting from Operations
Net investment loss	$(635,603)	$(405,471)
Net realized loss on sale of investments	(202,229)	(122,053)
Net change in unrealized appreciation on investments	1,759,317	112,337

Net Increase (Decrease) in Net Assets Resulting from Operations	921,485	(415,187)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	3,917,700	16,926,200
Payments for shares redeemed	(5,299,328)	(95,000)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(1,381,628)	16,831,200

Net Increase (Decrease) in Net Assets	$(460,143)	$16,416,013

Net Assets, Beginning of Year	$22,733,861	$6,317,848

Net Assets, End of Year	$22,273,718	$22,733,861

Accumulated Net Investment Loss	$(1,088,126)	$(452,523)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities (TE) Fund, LLC

Statement of Cash Flows

For the Year Ended March 31, 2013

Cash Flows from Operating Activities
Purchases of investment in SCS Hedged Opportunities Fund, LDC	$(3,965,672)
Sales of investment in SCS Hedged Opportunities Fund, LDC	1,854,899
Investments paid in advance	3,161,215
Reimbursement received from Adviser	189,192
Expenses paid	(125,267)

Net Cash Provided by Operating Activities	1,114,367

Cash Flows from Financing Activities
Proceeds from subscriptions	3,917,700
Distributions for redemptions	(1,846,648)
Proceeds from advance subscriptions	(3,185,419)

Net Cash Used in Financing Activities	(1,114,367)

Net Decrease in Cash	—
Cash — Beginning of Year	—

Cash — End of Year	$—

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$921,485
Net decrease in advance subscriptions to investments	3,161,215
Net realized loss on investments	202,229
Net change in unrealized appreciation on investments	(1,759,317)
Net increase in receivable from SCS Hedged Opportunities Fund, LDC	(3,444,429)
Net decrease in receivable from Adviser	127,297
Net increase in payable to Advisor	14,033
Net increase in shareholder servicing fees payable	4,953
Income allocated from SCS Hedged Opportunities Fund, LDC	(2)
Expenses allocated from SCS Hedged Opportunities Fund, LDC	553,247
Purchases of investment in SCS Hedged Opportunities Fund, LDC	(3,965,672)
Sales of investment in SCS Hedged Opportunities Fund, LDC	5,299,328

Net Cash Provided by Operating Activities	$1,114,367

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities (TE) Fund, LLC

Financial Highlights

	Year ended March 31, 2013	Year ended March 31, 2012	Period from October 1, 2010(1) through March 31, 2011
Per Share Operating Performance
Beginning net asset value	$25.07	$25.92	$25.00
Income (Loss) From Investment Operations
Net investment loss(2)	(0.63)	(0.63)	(0.32)
Net gain (loss) from investments	1.57	(0.22)	1.24

Total from Investment Operations	0.94	(0.85)	0.92

Ending Net Asset Value	$26.01	$25.07	$25.92

Total return(3)	3.77%	(3.29)%	3.68	%(4)
Supplemental Data and Ratios
Net assets, end of period	$22,273,718	$22,733,861	$6,317,848
Ratio of expenses to weighted average net assets before waivers	2.75%	2.98%	9.05	%(5)
Ratio of expenses to weighted average net assets after waivers	2.50%	2.50%	2.50	%(5)
Ratio of net investment loss to weighted average net assets before waivers	(2.75)%	(2.98)%	(9.04	)%(5)
Ratio of net investment loss to weighted average net assets after waivers	(2.50)%	(2.50)%	(2.49	)%(5)

(1)	Commencement of operations.

(2)	Calculated using average shares outstanding method.

(3)	Total return would have been lower if certain expenses would not have been waived.

(4)	Not annnualized.

(5)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities (TE) Fund, LLC

Notes to Financial Statements

March 31, 2013

1.	Organization

SCS Hedged Opportunities (TE) Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of the state of Delaware on August 26, 2010, and commenced operations on October 1, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets. The Fund pursues its investment objective by investing substantially all of its assets in the SCS Hedged Opportunities Fund, LDC (the “Offshore Fund”), a Cayman Islands limited duration company with the same investment objective as the Fund. The Offshore Fund is not registered as an investment company under the Investment Company Act. The Offshore Fund in turn invests substantially all of its assets in the SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”), a closed-end, non-diversified management investment company that is registered under the 1940 Act. The Master Fund pursues its investment objective by allocating its assets among a diversified group of hedge funds (“Portfolio Funds”) managed by portfolio managers with differing styles and strategies.

The percentage of the Offshore Fund owned by the Fund at March 31, 2013 was 100%. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements. The percentage of the Master Fund owned by the Fund at March 31, 2013 was 45.84%.

The Fund, Offshore Fund and Master Fund are managed by SCS Capital Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission.

The Fund has a Board of Directors (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. The same directors also serve as the Master Fund’s Board.

2.	Significant Accounting Policies

The Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Fund bears its own operating expenses and, through its investment in the Master Fund through its investment in the Offshore Fund, its portion of the Master Fund’s operating expenses. These operating expenses include, but are not limited to: all investment-related expenses, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board of Directors, all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders, and such other expenses as may be approved from time to time by the Board. Expenses allocated to the Fund for its indirect investments in the Portfolio Funds are not included in the Fund’s Statement of Operations or Financial Highlights.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to waive its fees, and/or to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.50% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser for such amounts. Reimbursement will be made as promptly as possible, but only to the extent that it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until terminated by the Fund. For the years ended March 31, 2012 and 2013, the Adviser waived expenses in the amount of $77,628 and $62,858 respectively. During the years ended March 31, 2012 and 2013, the Adviser recouped previously waived expenses in the amount of $2,867 and $14,996, respectively. As of March 31, 2013 the remaining waived advisory fees subject to potential recovery are $106,204, $77,628 and $62,858 expiring in 2014, 2015 and 2016, respectively.

C. Investments in the Master Fund

The Offshore Fund records its investment in the Master Fund at fair value which is represented by the Fund’s proportionate indirect interest in the net assets of the Master Fund as of March 31, 2013. Valuation of Portfolio Funds and other investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements. The Fund records its pro rata share of the Master Fund’s income, expenses and realized and unrealized gains and losses. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

D. Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

E. Fair Value

The fair values of the Fund’s assets and liabilities which qualify as financial instruments under the Accounting Standards Codification 825, Financial Instruments, approximate the carrying amounts presented in the statement of assets and liabilities.

F. Income Taxes

The Fund’s tax year end is December 31. The Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. Management is not aware of any exposure to uncertain tax positions that could require accrual. As of March 31, 2013, the Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities.

G. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Management and Performance Fees, Administration Fees and Custodian Fees

The Fund and the Master Fund have entered into an Investment Advisory Agreement with SCS Capital Management, LLC. Under the Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly, (the “Advisory Fee”) at the annual rate of 1.25% of the Master Fund’s net assets. So long as substantially all of the assets of the Fund are invested in the Master Fund, the Fund does not pay the Adviser a separate fee under the Investment Advisory Agreement. The Fund does however, due to its investment in the Master Fund through its investment in the Offshore Fund, bear its proportionate percentage of the Advisory Fee paid to the Adviser by the Master Fund.

The Fund and the Master Fund have engaged U.S. Bancorp Fund Services, LLC to serve as its administrator, fund accountant, and transfer agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.070% of the first $150,000,000 of the Master Fund’s total monthly net assets, 0.050% on the next $250,000,000 of the Master Fund’s total monthly net assets and 0.030% on the balance of the Master Fund’s total monthly net assets with a minimum annual fee of $70,000. There is no fee directly attributable to the Fund other than its allocated portion of the Master Fund’s expenses.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.001% of the Master Fund’s portfolio market value with a minimum annual fee of $5,000. There is no fee directly attributable to the Fund other than its allocated portion of the Master Fund’s expenses.

4.	Directors and Officers

The Board has overall responsibility for monitoring and overseeing each of the Fund’s and the Master Fund’s investment program and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Fund and the Master Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. A listing of the Board members is on the back cover of this report. The Independent Directors are each paid (in the aggregate) by the Fund and the Master Fund an annual retainer of $20,000, and per meeting fees of $5,000 in the case of regular meetings, $2,000 in the case of telephonic meetings. All Directors are reimbursed by the Fund and the Master Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund or the Master Fund. Two of the Directors are employees of the Adviser and receive no compensation from the Fund or Master Fund for serving as Directors.

All of the Officers of the Fund and Master Fund are affiliated with the Adviser. Such Officers receive no compensation from the Fund or Master Fund for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

5.	Shareholder Transactions

No shareholder will have the right to require the Fund to redeem shares, although the Fund may from time to time repurchase shares as of the last day of a calendar quarter pursuant to written tenders by shareholders. Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will generally recommend to the Board that the Fund offer to repurchase shares on the last business day of each calendar quarter. The minimum initial investment required is $25,000.

The Fund had 856,222 shares outstanding at March 31, 2013. The Fund has issued 156,510 shares through shareholder subscriptions and redeemed 207,173 shares through shareholder redemptions during the year ended March 31, 2013. The Fund issued 667,057 shares through shareholder subscriptions and redeemed 3,882 shares through shareholder redemptions during the year ended March 31, 2012.

As of March 31, 2013, one shareholder owned 12.11% of outstanding shares of the Fund. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. As of March 31, 2013, the Adviser had investment discretion of 6.35% of the outstanding shares of the Fund.

6.	Risk Factors

Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Master Fund’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in Fund is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Master Fund’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to three years from initial investment.

7.	Fair Value of Financial Instruments

The Fund invests substantially all of its assets in the Master Fund. Fair value of financial instruments of Portfolio Funds and other investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements as of March 31, 2013, in its annual report.

8.	Subsequent Events

The Fund has evaluated all subsequent events through May 30, 2013, the date these financial statements were issued. The Fund issued a tender offer on March 18, 2013. Shareholder tenders amounted to approximately $5,158,000, redeemable at the June 30, 2013 net asset value, payable on July 1, 2013. The Fund has not identified any additional subsequent events requiring financial statement disclosure as of May 30, 2013.

SCS Hedged Opportunities (TE) Fund, LLC

Report of Independent Registered Public Accountants

To the Board of Directors and Shareholders of SCS Hedged Opportunities (TE) Fund, LLC:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SCS Hedged Opportunities (TE) Fund, LLC (the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, brokers and underlying Portfolio Fund managers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 30, 2013

SCS Hedged Opportunities (TE) Fund, LLC

Additional Information

March 31, 2013 (Unaudited)

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and Master Fund and information regarding how the Fund and Master Fund voted proxies relating to the portfolio of securities are available to stockholders without charge, upon request by calling the Adviser collect at (617) 204-6400.

Board of Directors

The Offering Memorandum includes additional information about the Fund’s Directors and is available upon request without charge by calling the Adviser collect at (617) 204-6400 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

SCS Hedged Opportunities Master Fund, LLC

Investment Strategy Allocation

As of March 31, 2013

(Expressed as a Percentage of Total Long-Term Fair Value)

SCS Hedged Opportunities Master Fund, LLC

Schedule of Investments

March 31, 2013

	Cost	Fair Value	Next Available Redemption Date[b]	Frequency of Redemptions	Redemption Notification Period (Days)
INVESTMENTS IN INVESTMENT COMPANIES — 109.33%[a]
Credit — ABS — 7.75%[a]
Perella Weinberg Partners Asset Based Value Fund LP	$3,250,000	$3,768,465	6/30/2013	Quarterly	90

Credit — Distressed — 1.14%[a]
Aurelius Capital Partners, LP	500,000	555,120	6/30/2013	Semi-Annually	65

Credit — RMBS — 8.80%[a]
AG Mortgage Value Partners, L.P.	3,412,736	4,281,519	6/30/2013	Quarterly	90

Credit — Structured Credit — 14.30%[a]
Serengeti Lycoan Partners LP	3,500,000	4,399,721	12/31/2013	Annual	87
Serengeti Lycoan Partners LP — Class E(10)	500,000	504,233	2/28/2014	Monthly	87
Serengeti Lycoan Partners LP — Class E(5)	183,814	231,859	4/30/2015	Monthly	87
West Face Credit Opportunities L.P.	1,600,000	1,819,692	6/30/2013	Quarterly	90

		6,955,505

Equity Long/Short — Global — 12.48%[a]
Amiya Global Emerging Opportunities, L.P.	1,500,000	1,470,145	6/30/2013	Quarterly	30
Passport Global Strategies III Ltd.[c]	32,175	19,695	n/a	Illiquid	n/a
Scout Capital Partners II, L.P.	2,478,697	3,038,519	6/30/2013	Quarterly	60
Standard Global Equity Partners SA, L.P.	1,405,101	1,539,163	6/30/2013	Quarterly	45

		6,067,522

Equity Long/Short — Regional Specialist — 4.34%[a]
Janchor Partners Pan-Asian Fund	636,985	693,354	5/31/2013	Monthly	60
Pan Asia Opportunities Onshore Fund LLC	1,355,346	1,419,418	4/30/2013	Monthly	30

		2,112,772

Equity Long/Short — Sector — 17.65%[a]
Altimeter Partners Fund, L.P.	1,900,000	2,335,539	6/30/2013	Semi-Annually	60
Goshen Global Equity, L.P.	862,736	456,492	6/30/2013	Quarterly	60
North Bay Capital Fund II, L.P.	2,481,930	2,685,151	6/30/2013	Quarterly	45
Tiger Consumer Partners, L.P.	2,910,617	3,105,906	6/30/2013	Quarterly	45

		8,583,088

Event Driven — Merger/Arbitrage — 6.94%[a]
Jet Capital Concentrated Fund, L.P.	2,153,697	2,595,327	4/30/2013	Monthly	30
Jet Capital Select Opportunities Fund, L.P.	750,000	781,009	4/30/2013	Monthly	30

		3,376,336

Event Driven — Regional Specialist — 10.58%[a]
Tyrus Capital Opportunities Fund, L.P.	2,000,000	2,043,166	6/30/2013	Quarterly	90
West Face Long Term Opportunities, Limited	2,760,617	3,104,473	6/30/2013	Quarterly	90

		5,147,639

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Schedule of Investments

March 31, 2013 — (continued)

	Cost	Fair Value	Next Available Redemption Date[b]	Frequency of Redemptions	Redemption Notification Period (Days)
Multi-Strategy — Event Driven — 10.86%[a]
Eton Park Fund, L.P.	$1,053,212	$1,133,880	6/30/2013	Quarterly	65
Serengeti Partners, LP	1,000,000	1,284,607	9/30/2013	Semi-Annually	87
Serengeti Partners, LP — Class G	940,000	1,217,099	6/30/2013	Quarterly	87
Taconic Opportunity Fund II L.P.	1,475,000	1,647,284	6/30/2013	Quarterly	60

		5,282,870

Multi-Strategy — Regional Specialist — 3.51%[a]
Azentus Global Opportunities Fund L.P.	1,762,500	1,706,078	6/30/2013	Quarterly	45

Relative Value — Multi-Strategy — 10.98%[a]
Alphadyne International Partners, LP	5,035,617	5,342,681	6/30/2013	Monthly	60

TOTAL INVESTMENTS IN INVESTMENT COMPANIES (Cost $47,440,780)		53,179,595

	Shares
SHORT TERM INVESTMENT — 11.31%[a]
First American Treasury Money Market Fund — Class Z, 0.00%[d]	5,498,532	5,498,532

TOTAL SHORT TERM INVESTMENTS (Cost $5,498,532)		5,498,532

Total Investments (Cost $52,939,312) — 120.64%[a]		58,678,127
Liabilities in Excess of Other Assets — (20.64)%[a]		(10,037,689)

TOTAL NET ASSETS — 100.00%[a]		$48,640,438

Footnotes

[a]	Percentages are stated as a percent of net assets.

[b]

Investments in Portfolio Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after March 31, 2013 that redemption from a tranche is available without fees. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Further, the Portfolio Fund’s advisor may place additional redemption restrictions without notice based on the aggregate redemption requests at a given time.

[c]	Currently in liquidation. Receiving proceeds as Manager liquidates underlying assets.

[d]	Rate reported is the 7-day current yield as of March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Assets & Liabilities

March 31, 2013

Assets
Investments in Portfolio Funds, at fair value (cost $47,440,780) (Notes 2D and 2E)	$53,179,595
Short term investment (cost $5,498,532)	5,498,532
Cash	7,047
Receivable for investments sold	420,265
Other receivable	16,025

Total Assets	59,121,464

Liabilities
Investment advisory fee payable (Note 5)	116,709
Redemptions payable	9,944,054
Capital subscriptions received in advance	175,243
Directors fee payable (Note 6)	54,000
Audit and tax return fee payable	139,009
Accrued expenses and other liabilities	52,011

Total Liabilities	10,481,026

Net Assets	$48,640,438

Net Assets Consist of:
Paid in capital	$47,338,255
Accumulated net investment loss	(3,625,536)
Accumulated net realized loss	(811,096)
Net unrealized appreciation on investments	5,738,815

Net Assets	$48,640,438

Net Asset Value, 1,894,980 shares issued (unlimited shares authorized, no par value)	$25.67

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Operations

For the Year Ended March 31, 2013

Investment Income
Interest income	$5

Total Investment Income	5

Expenses
Investment advisory fees (Note 4)	$767,565
Audit and tax return	137,000
Directors’ fees (Note 6)	135,000
Legal fees	108,600
Portfolio accounting and administration fees (Note 5)	72,320
Insurance expense	66,004
Registration fees (Note 5)	6,626
Custody fees	6,237
Transfer agent fees and expenses	5,000
Other expenses	25,226

Total Expenses	1,329,578

Net Investment Loss	(1,329,573)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sale of investments	$(452,106)
Net realized loss on option contracts	(19,304)
Net change in unrealized appreciation on investments	4,091,007

Net Gain from Investments	3,619,597

Net Increase in Net Assets Resulting from Operations	$2,290,024

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Changes in Net Assets

	Year Ended March 31, 2013	Year Ended March 31, 2012
Change in Net Assets Resulting from Operations
Net investment loss	$(1,329,573)	$(1,269,524)
Net realized loss	(471,410)	(326,464)
Net change in unrealized appreciation on investments	4,091,007	74,885

Net Increase (Decrease) in Net Assets Resulting from Operations	2,290,024	(1,521,103)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold, net	4,995,115	30,603,604
Payments for shares redeemed	(19,694,467)	(115,000)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(14,699,352)	30,488,604

Net Increase (Decrease) in Net Assets	$(12,409,328)	$28,967,501

Net Assets, Beginning of Year	$61,049,766	$32,082,265

Net Assets, End of Year	$48,640,438	$61,049,766

Accumulated Net Investment Loss	$(3,625,536)	$(2,295,963)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Cash Flows

For the Year Ended March 31, 2013

Cash Flows from Operating Activities
Investment income received	$5
Purchases of Portfolio Funds	(9,723,636)
Sales of Portfolio Funds	22,485,040
Sales of investment securities	329,916
Option contract transactions, net	(19,304)
Purchases of short term investments, net	(2,953,661)
Expenses paid	(1,977,277)

Net Cash Provided by Operating Activities	8,141,083

Cash Flows from Financing Activities
Proceeds from subscriptions	4,980,334
Distributions for redemptions	(9,750,413)
Proceeds from advance subscriptions	(3,363,957)

Net Used in Financing Activities	(8,134,036)

Net Increase in Cash	7,047
Cash — Beginning of Year	—

Cash — End of Year	$7,047

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$2,290,024
Net realized loss on investments	471,410
Net change in unrealized appreciation on investments	(4,091,007)
Net decrease in investment advisory and manangement fees payable	(662,223)
Net increase in accrued expenses and other liabilities	14,524
Purchases of limited partnerships	(9,723,636)
Sales of limited partnerships	22,485,040
Sales of investment securities	329,916
Option contract transactions, net	(19,304)
Sales of short term investments, net	(2,953,661)

Net Cash Provided by Operating Activities	$8,141,083

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Financial Highlights

	Year Ended March 31, 2013	Year Ended March 31, 2012	Period from September 1, 2010(1) through March 31, 2011
Per Share Operating Performance
Beginning net asset value	$24.66	$25.53	$25.00
Income (Loss) From Investment Operations
Net investment loss(2)	(0.54)	(0.62)	(1.05)
Net gain (loss) from investments	1.55	(0.25)	1.58

Total from Investment Operations	1.01	(0.87)	0.53

Ending Net Asset Value	$25.67	$24.66	$25.53

Total return	4.10%	(3.41)%	2.12	%(3)
Supplemental Data and Ratios
Net assets, end of period	$48,640,438	$61,049,766	$32,082,265
Ratio of expenses to weighted average net assets(5)	2.19%	2.51%	7.18	%(4)
Ratio of net investment loss to weighted average net assets(5)	(2.19)%	(2.51)%	(7.17	)%(4)
Portfolio turnover rate	20.04%	17.56%	4.21	%(3)

(1)	Commencement of operations.

(2)	Calculated using average shares outstanding method.

(3)	Not annnualized.

(4)	Annnualized.

(5)	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the Portfolio Funds.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Notes to Financial Statements

March 31, 2013

1.	Organization

SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”) was organized as a limited liability company under the laws of the state of Delaware on April 7, 2010, and commenced operations on September 1, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets. The Master Fund pursues its investment objective by allocating its assets among a diversified group of hedge funds (“Portfolio Funds”) managed by portfolio managers with differing styles and strategies.

The SCS Hedged Opportunities Fund, LLC, a Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company (the “Feeder Fund”) pursues its investment objectives by investing substantially all of its assets in the Master Fund. The Feeder Fund has the same investment objective and substantially the same investment policies as the Master Fund (except that the Feeder Fund pursues its investment objectives by investing in the Master Fund).

The SCS Hedged Opportunities (TE) Fund, LLC, a Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company (the “TE Feeder Fund”, together with the “Feeder Fund” the “Feeder Funds”) pursues its investment objectives by investing substantially all of its assets in the SCS Hedged Opportunities Fund, LDC (the “Offshore Fund”), a Cayman Islands limited duration company. The Offshore Fund is not registered as an investment company under the Investment Company Act. The Offshore Fund in turn invests substantially all of its assets in the Master Fund. The TE Feeder Fund and Offshore Fund have the same investment objective and substantially the same investment policies as the Master Fund (except that they pursue their investment objectives by investing in the Master Fund).

The Master Fund and Feeder Funds are managed by SCS Capital Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission.

The Master Fund has a Board of Directors (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. The same directors also serve as the Feeder Funds’ Board.

2.	Significant Accounting Policies

The Master Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Master Fund:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Master Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board of Directors, all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders, and such other expenses as may be approved from time to time by the Board. The Master Fund indirectly bears its portion of the expenses of the Portfolio Funds, therefore the Portfolio Fund’s expenses are not included in the Master Fund’s Statement of Operations or Financial Highlights.

C. Investments in Portfolio Funds

In accordance with the terms of the Master Fund’s Prospectus, the investments in the Portfolio Funds are valued at their fair value.

The Fund has the ability to liquidate its investments periodically, ranging from monthly to annually, depending on the provisions of the respective Portfolio Fund agreements. Generally, the General Partners and/or Investment Managers of the Portfolio Funds have the ability to suspend redemptions.

Certain Portfolio Funds charge annual management fees ranging from 1% to 2% of a Portfolio Fund’s net assets. The Portfolio Funds also charge performance allocations of up to 20% of their net profits as defined by the respective Portfolio Fund partnership agreement or other similar offering document.

The Portfolio Funds in which the Fund has investments utilize a variety of financial instruments in their trading strategies including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Portfolio Fund’s balance sheets. In addition, the Portfolio Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets. However, due to the nature of the Master Fund’s interest in the Portfolio Funds, such risks are limited to the Master Fund’s invested amount in each investee.

Of the Portfolio Funds listed on the Schedule of Investments, Passport Global Strategies III Ltd. is a side pocketed investment from a full fund redemption while Serengeti Lycoan Partners LP has illiquid share classes (Class E(5) and Class E(10)) that are expected to self-liquidate in 2 to 3 years.

D. Investment Valuation

The Master Fund primarily invests in private Portfolio Funds that are not listed on a securities exchange. Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund.

The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund manager does not represent the fair value of the Master Fund’s interests in that Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, a Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Adviser may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board. At March 31, 2013 all Portfolio Funds were valued at their respective NAVs.

The Adviser assesses the accuracy of each Portfolio Fund’s reported monthly net asset value using various means. These may include comparing a reported valuation with one or more strategy-specific benchmarks that the Adviser believes correlate with the strategy of the Portfolio Fund; discussing the performance of the Portfolio Fund with the manager’s personnel; or reviewing and analyzing the Portfolio Fund’s audited financial statements.

The valuations reported by the Portfolio Funds’ managers, upon which the Master Fund calculates its month-end net asset value and net asset value per share may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those Portfolio Funds’ independent public accountants, during their respective fiscal year end, and may be revised as a result of such audits. Other adjustments may occur from time to time. To the extent these adjustments materially impact the Master Fund’s net asset value, management will appropriately adjust participants’ transactions to ensure they are not materially harmed.

E. Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

F. Fair Value

The fair values of the Master Fund’s assets and liabilities which qualify as financial instruments under the Accounting Standards Codification 825, Financial Instruments, approximate the carrying amounts presented in the statement of assets and liabilities.

G. Income Taxes

The Master Fund’s tax year end is December 31. The Master Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Master Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. Management is not aware of any exposure to uncertain tax positions that could require accrual. As of March 31, 2013, the Master Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities.

H. Indemnifications

Under the Master Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Master Fund may enter into contracts that provide general indemnification to other parties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred, and may not occur. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Investment Transactions

For the year ended March 31, 2013, the Master Fund purchased (at cost) and sold interests (proceeds) in Portfolio Funds in the amount of $11,523,636 and $21,634,605 (excluding short-term securities), respectively. The Master Fund sold interests (proceeds) in investment securities in the amount of $329,916 (excluding short-term securities). The Master Fund purchased (at cost) and sold (proceeds) option contracts in the amount of $44,759 and $25,455, respectively.

4.	Derivative Financial Instruments

The Master Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Master Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Master Fund’s results of operations and financial position.

The Master Fund occasionally purchases and sells (“writes”) put and call equity options. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Master Fund for purchased options would be included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Master Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Master Fund for written options would be included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Master Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Master Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Master Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Master Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Master Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Master Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Master Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Master Fund may use derivatives in an attempt to achieve an economic hedge, the Master Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The average monthly market value of purchased options during the year ended March 31, 2013 was $8,482.

Periodic cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the Statement of Operations. The financial statement treatment and impact can be found in the table below.

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2013:

Derivatives	Amount of Realized Gain (Loss) on Derivatives
Option Contracts:
Equity Risk	$(19,304)

Total	$(19,304)

5.	Management and Performance Fees, Administration Fees and Custodian Fees

The Master Fund has entered into an Investment Advisory Agreement with SCS Capital Management, LLC. Under the Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly, (the “Advisory Fee”) at the annual rate of 1.25% of the Master Fund’s net assets.

The Master Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Master Fund’s administrator, fund accountant, and transfer agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.070% of the first $150,000,000 of the Master Fund’s total monthly net assets, 0.050% on the next $250,000,000 of the Master Fund’s total monthly net assets and 0.030% on the balance of the Master Fund’s total monthly net assets with a minimum annual fee of $70,000.

The Master Fund has engaged U.S. Bank, N.A. to serve as the Master Fund’s custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.001% of the Master Fund’s portfolio market value with a minimum annual fee of $5,000.

6.	Directors and Officers

The Board has overall responsibility for monitoring and overseeing the investment program of the Master Fund and each of the Feeder Fund’s and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund and the Feeder Funds as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Independent Directors are each paid (in the aggregate) by the Master Fund an annual retainer of $20,000, and per meeting fees of $5,000 in the case of regular meetings, $2,000 in the case of telephonic meetings. All Directors are reimbursed by the Master Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Master Fund or the Feeder Funds. Two of the Directors are employees of the Adviser and receive no compensation from the Master Fund or Feeder Funds for serving as Directors.

All of the Officers of the Master Fund and Feeder Funds are affiliated with the Adviser. Such Officers receive no compensation from the Master Fund or Feeder Funds for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

7.	Shareholder Transactions

The Master Fund from time to time may offer to repurchase shares pursuant to written tenders by Investors. Any such repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Master Fund should repurchase Interests or portions thereof from Investors pursuant to written tenders, the Board will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Interests from Investors, on a quarterly basis, on or about March 31st, June 30th, September 30th, and December 31st of each year.

The Master Fund had 1,894,980 shares outstanding at March 31, 2013. The Master Fund has issued 202,872 shares through shareholder subscriptions and redeemed 783,494 shares through shareholder redemptions during the year ended March 31, 2013. The Master Fund issued 1,223,703 shares through shareholder subscriptions and redeemed 4,782 shares through shareholder redemptions during the year ended March 31, 2012.

As of March 31, 2013 the Feeder Fund and Offshore Fund owned 54.16% and 45.84% of the outstanding shares of the Master Fund, respectively.

8.	Risk Factors

Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Master Fund’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Master Fund is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Master Fund during or following periods of negative performance. Although the Master Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Master Fund’s net asset value. Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to three years from initial investment.

9.	Fair Value of Financial Instruments

The Master Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). The Master Fund utilized the Portfolio Funds’ month-end NAVs as of the reporting date for fair value. The Portfolio Funds require a redemption notice, and generally include a lock-up period. Lock-up periods are generally specific to each subscription. The liquidity of investments is equal to or less than three months from the date of the financial statements.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Master Fund utilized the Portfolio Funds’ month-end NAVs as of the reporting date for fair value. The Portfolio Funds require a redemption notice, and generally include a lock-up period. Lock-up periods are generally specific to each subscription. The liquidity of investments is greater than three months from the date of the financial statements.

The inputs or methodology used for valuing securities are not indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Master Fund’s investments as of March 31, 2013;

	Fair Value Measurements at Reporting Date Using
Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Lock-up Periods) (Level 3)	Total
Investments
Investment Companies
Credit — ABS	$—	$2,126,587	$1,641,878	$3,768,465
Credit — Distressed	—	555,120	—	555,120
Credit — RMBS	—	4,281,519	—	4,281,519
Credit — Structured Credit	—	1,819,692	5,135,813	6,955,505
Equity Long/Short — Global	—	6,047,827	19,695	6,067,522
Equity Long/Short — Regional Specialist	—	1,805,955	306,817	2,112,772
Equity Long/Short — Sector	—	8,583,088	—	8,583,088
Event Driven — Merger/Arbitrage	—	3,376,336	—	3,376,336
Event Driven — Regional Specialist	—	1,286,926	3,860,713	5,147,639
Multi-Strategy — Event Driven	—	992,827	4,290,043	5,282,870
Multi-Strategy — Regional Specialist	—	426,520	1,279,558	1,706,078
Relative Value — Multi-Strategy	—	2,279,902	3,062,779	5,342,681
Short Term Investments(a)	5,498,532	—	—	5,498,532

	$5,498,532	$33,582,299	$19,597,296	$58,678,127

(a)	Short Term Investments that are sweep investments for cash balances in the Fund at March 31, 2013.

Following is a reconciliation of Level 3 assets.

	Balance as of March 31, 2012	Purchases	Sales	Total Realized Gains/ (Losses)	Change in Unrealized Gains (Losses)	Transfer into Level 3*	Transfer out of Level 3*	Balance as of March 31, 2013	Change in Unrealized Gains/ Losses on Investments Held at March 31, 2013
Credit — ABS	$1,413,690	$2,000,000	$—	$—	$354,775	$—	$(2,126,587)	$1,641,878	$154,571
Credit — Distressed	2,136,314	—	(1,788,517)	160,092	47,231	—	(555,120)	—	—
Credit — Long/Short	653,035	—	(665,150)	(84,850)	96,965	—	—	—	—
Credit — RMBS	1,586,952	2,000,000	—	—	694,567	—	(4,281,519)	—	—
Credit — Structured Credit	3,741,531	2,200,000	(16,186)	—	1,030,160	—	(1,819,692)	5,135,813	1,030,160
Equity Long/Short — Global	7,169,207	823,636	(2,100,444)	(7,220)	182,343	—	(6,047,827)	19,695	(8,753)
Equity Long/Short — Regional Specialist	6,655,895	—	(4,709,061)	86,710	79,228	—	(1,805,955)	306,817	15,097
Equity Long/Short — Sector	9,888,053	750,000	(1,929,340)	(680,753)	555,128	—	(8,583,088)	—	—
Equity Long/Short — U.S.	1,136,704	—	(1,107,879)	54,182	(83,007)	—	—	—	—
Event Driven — Merger/Arbitrage	2,283,163	750,000	—	—	343,173	—	(3,376,336)	—	—
Event Driven — Regional Specialist	5,000,558	—	—	—	147,081	—	(1,286,926)	3,860,713	110,310
Multi-Strategy — Equity Long/Short	1,372,523	—	(1,299,806)	(135,811)	63,094	—	—	—	—
Multi-Strategy — Event Driven	5,038,612	—	(504,016)	2,547	745,727	—	(992,827)	4,290,043	745,727
Multi-Strategy — Regional Specialist	2,204,236	—	(554,915)	(32,585)	89,342	—	(426,520)	1,279,558	39,676
Relative Value — Commodities	1,491,614	—	(1,386,872)	(113,128)	8,386	—	—	—	—
Relative Value — Fixed Income	2,621,218	—	(2,654,793)	151,096	(117,521)	—	—	—	—
Relative Value — Multi-Strategy	5,296,075	3,000,000	(2,918,248)	118,248	(153,394)	—	(2,279,902)	3,062,779	95,099

Total	$59,689,380	$11,523,636	$(21,635,227)	$(481,472)	$4,083,278	$—	$(33,582,299)	$19,597,296	$2,181,887

*	Transfers into and out of Level 3 occur on March 31, 2013.

During the year ended March 31, 2013, there were no transfers between Level 1 and Level 2. The Fund includes the valuation of securities under a lock-up period greater than three months as a Level 3 security. No unobservable inputs are used in valuing the Portfolio Funds, as they are priced by third-party service providers and audited annually. Reclassification of certain securities from Level 3 to Level 2 is done based on the expected expiration of lock-up periods applicable to the relevant Portfolio Funds that are no greater than three months from the reporting period.

10.	Subsequent Events

The Fund has evaluated all subsequent events through May 30, 2013, the date these financial statements were issued. The Fund issued a tender offer on March 18, 2013. Shareholder tenders amounted to approximately $7,007,000, redeemable at the June 30, 2013 net asset value, payable on July 1, 2013.

The Fund placed redemption requests prior to March 31, 2013 for redemptions in April. Proceeds received from such redemptions totalled approximately $6 million.

Effective April 1, 2013, the Adviser has agreed to reduce its Advisory Fee from an annual rate of 1.25% of the Master Fund’s net assets to an annual rate of 0.50% of the Master Fund’s net assets.

The Fund has not identified any additional subsequent events requiring financial statement disclosure as of May 30, 2013.

SCS Hedged Opportunities Master Fund, LLC

Report of Independent Registered Public Accountants

To the Board of Directors and Shareholders of SCS Hedged Opportunities Master Fund, LLC:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SCS Hedged Opportunities Master Fund, LLC (the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, brokers and underlying Portfolio Fund managers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 30, 2013

SCS Hedged Opportunities Master Fund, LLC

Additional Information

March 31, 2013 (Unaudited)

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Master Fund and information regarding how the Master Fund voted proxies relating to the portfolio of securities are available to stockholders without charge, upon request by calling the Adviser collect at (617) 204-6400.

Board of Directors

The Master Fund’s confidential Offering Memorandum includes additional information about the Master Fund’s Directors and is available upon request without charge by calling the Adviser collect at (617) 204-6400 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,” which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt’’, “seem”, “think”, “ought”, “try” and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

SCS Hedged Opportunities (TE) Fund, LLC

SCS Hedged Opportunities Master Fund, LLC

Approval of Investment Management Agreement

SCS Capital Management, LLC (the “Adviser”) serves as the investment adviser to SCS Hedged Opportunities (TE) Fund, LLC (the “Fund”) pursuant to an Investment Advisory Agreement between the Adviser and the Fund. The Adviser also serves as the investment adviser to SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”). In order for the Adviser to remain the investment adviser of the Fund and the Master Fund, the Directors of the Fund and the Master Fund, respectively, must determine annually whether to continue the Investment Advisory Agreement. At a meeting held on March 15, 2013, based on their evaluation of the information provided by the Adviser, the Directors, including the independent Directors voting separately, unanimously approved the continuation of each Investment Advisory Agreement for another year.

In determining to approve the continuation of Investment Advisory Agreements, the Directors considered a number of factors as outlined below. The Directors did not identify any single factor as controlling. The Directors evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each of the Fund and the Master Fund. They also took into account the common interests of the Fund and the Master Fund in their review.

Nature, Quality and Extent of Services Provided

In considering the nature, extent and quality of the services provided by the Adviser under each Investment Advisory Agreement, the Board considered the terms of the Investment Advisory Agreement and reviewed information provided by the Adviser relating to its operations and personnel. The Directors noted that the Fund invests substantially all of its assets in the Master Fund. The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund and the Master Fund gained from their experience as directors of the Fund and the Master Fund and noted the expectations of the shareholders who had invested in the Fund. The Board considered that the Adviser provides day-to-day management of the Fund and the Master Fund’s portfolio of investments, including researching, performing due diligence on and selecting the underlying funds in which the Master Fund invests; allocating the Master Fund’s assets among, and monitoring the performance of, the underlying funds, evaluating the risk exposure of the underlying funds and the reputation and experience of the investment managers of the underlying funds; and managing short term cash of the Fund and the Master Fund.

The Board considered the Adviser’s resources and personnel, focusing in particular on investment and compliance resources and personnel. The Board reviewed each portfolio manager’s experience and qualifications, as well as the Adviser’s investment approach and research process.

The Board also reviewed the nature and extent of the non-advisory, administrative services provided to the Fund and the Master Fund under the Investment Advisory Agreements. It was noted that the Adviser supervises and monitors the performance of the Fund’s and the Master Fund’s service providers and provides the Fund and the Master Fund with personnel (including officers) and office facilities as are necessary for the operations of the Fund and the Master Fund. It also was noted that the Adviser pays all of the compensation of Messrs. Mattoon and McCuine, the interested Directors of each of the Fund and the Master Fund, and the Fund’s and Master Fund’s officers. The Board noted that the Adviser assisted the Fund and the Master Fund in meeting legal and regulatory requirements and considered, among other things, the Adviser’s compliance program. The Board also considered the Adviser’s risk management program.

Taking all of the foregoing into account, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to each of the Fund and the Master Fund under the Investment Advisory Agreements.

Investment Results

The Board reviewed the performance of each of the Fund and the Master Fund compared to the HFRI Fund of Funds Index. The Directors considered that the performance of each of the Fund and the Master Fund lagged its benchmark year-to-date through February 28, 2013, for the one year periods ended February 29, 2012 and February 28, 2013 and since inception (based on average annual and cumulative returns). The Adviser and the Directors discussed the reasons for the underperformance of the Fund and the Master Fund and reviewed the performance of the Master Fund’s investments. The Directors also reviewed with the Adviser various exposure, performance and risk statistics related to the Master Fund’s portfolio as of February 28, 2013. The Directors considered that the Master Fund and the Fund commenced operations in September, 2010 and October, 2010, respectively, and that they did not yet have a long-term performance track record. The Directors agreed that they would continue to closely monitor the performance of the Fund and the Master Fund.

Fees and Other Expenses

The Directors considered the advisory fees paid by each of the Fund and the Master Fund to the Adviser and the Adviser’s agreement to reduce the advisory fee to an annual rate of 0.50% of the Master Fund’s net assets. The Directors considered (i) the level of the reduced advisory fee versus comparable funds (as determined by the Adviser) and other funds and accounts managed by the Adviser and (ii) the total expense ratio of each of the Fund and the Master Fund (after giving effect to the reduction in the advisory fee) as compared to its peer group.

The Directors considered that, so long as substantially all of the Fund’s assets are invested in the Master Fund, the Fund does not pay the Adviser a separate fee under the Investment Advisory Agreement. The Directors noted, however, that the Fund does bear its proportionate percentage of the advisory fee paid to the Adviser by the Master Fund. The Directors considered that the Master Fund’s reduced advisory fee was less than the average advisory fee of its peer group. The Directors also considered the fees that the Adviser charges its other clients and considered the differences in services provided to these other clients. They noted that typically more services were provided by the Adviser to the Fund and the Master Fund than these other clients. The materials showed that the fee rates charged by the Adviser to the Fund and the Master Fund were generally similar to (but not necessarily as low as, in all cases) the fees paid by the Adviser’s other clients.

The Directors also reviewed the total expense ratio of each of the Fund and the Master Fund as compared to its peer group. They noted that the Adviser had entered into an expense limitation agreement with respect to each of the Fund and the Mater Fund that resulted in a reduction in the actual amount of compensation received by the Adviser during any period in which the total annual operating expenses of the Fund or the Master Fund exceed 2.50%. They also noted that the Adviser agreed to extend that agreement through at least June 30, 2014. The Directors considered the small size of the Fund and the Master Fund as compared to their peers. The Directors concluded that each of the Fund’s and the Master Fund’s advisory fee and total expense ratio were competitive with its peer group averages.

Costs of Services Provided and Profitability

The Directors reviewed information concerning the costs of services provided to each of the Fund and the Master Fund by the Adviser, and the profitability to the Adviser of its investment advisory relationship with the Fund and the Master Fund, along with a description of the methodology used by the Adviser in preparing the profitability information. The Directors determined that its review of the Adviser’s analysis of its profitability supported the Directors’ decision to approve the renewal of each Investment Advisory Agreement.

Fall-Out Benefits

The Directors considered other benefits to the Adviser derived from its relationship to the Fund and the Master Fund. The Directors noted that none of the Adviser or any of its affiliates receive any fees other than advisory fees for providing services to the Fund, the Master Fund or the other feeder fund that invests in the Master Fund. The Directors considered the intangible benefits to the Adviser by virtue of its relationship with the Fund, the Master Fund and the other feeder fund that invests in the Master Fund. The Directors concluded that the receipt of these benefits was reasonable in the context of the overall relationship between the Adviser and each of the Fund and the Master Fund.

Economies of Scale

The Directors considered the extent to which the Adviser may realize economies of scale or other efficiencies in managing and supporting the Fund and the Master Fund. It was noted that as assets increase certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Fund and the Master Fund, and not only in respect of the Fund or the Master Fund. The Directors recognized that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by the Adviser in research and analytical capabilities and the Adviser’s commitment and resource allocation to each of the Fund and the Master Fund. The Board determined that the current fee structure for the Fund and the Master Fund was acceptable given the reduced advisory fee level, the fees waived by the Adviser in respect of the Fund and the Master Fund, and the current size of the Fund and the Master Fund.

SCS Hedged Opportunities (TE) Fund, LLC

SCS Hedged Opportunities Master Fund, LLC

Directors and Officers (Unaudited)

March 31, 2013

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held

Independent Directors

James F. Orr III ( Born 1943) One Winthrop Square 4th Floor Boston, MA 02110	Director	Indefinite Comencement of operations to present	See “Other Directorships/Trustee-ships Held”	4	Trustee and Board chair of the Rockefeller Foundation until December 2010; Trustee of Villanova University until December 2010; Trustee of the Community Foundation of Palm Beach since 2004; Trustee of Martin Health System since January 2009; Director of Gevity HR, Inc. from May 2008 until June 2009; Advisory Board member of Massachusetts General Hospital since June 2008; Director of American International Group, Inc. from May 2006 to June 2009.

Edmond D. Villani (Born 1947) One Winthrop Square 4th Floor Boston, MA 02110	Director	Indefinite Comencement of operations to present	See “Other Directorships/Trustee- ships Held”	3	Director of Cohen & Steers, Inc. since August 2004; Trustee of the Colonial Williamsburg Foundation since December 2002; Trustee of Georgetown University until June 2009.

Peter A. Lombard (Born 1956) One Winthrop Square 4th Floor Boston, MA 02110	Director	Indefinite Comencement of operations to present	See “Other Directorships/Trustee- ships Held”	4	Managing Director of Piper Jaffray & Co., an investment bank, since June 2008; Managing Director of Jefferies & Co., Inc., an investment bank, until June 2008; Board member of Boston Philharmonic since September 2010.

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held

Interested Directors and Officer

Peter H. Mattoon (Born 1961) One Winthrop Square 4th Floor Boston, MA 02110	Director, President, and Chief Executive Officer	Indefinite Comencement of operations to present	Chairman and Chief Executive Officer of SCS Financial Services, LLC since November 2002.	4	Director of Nucleus Scientific since May 2010; Trustee of Concord Academy since September 2011; Director of Teach Green Foundation since January 2007;

Joseph E. McCuine (Born 1967) One Winthrop Square 4th Floor Boston, MA 02110	Director, Vice President, and Chief Financial Officer	Indefinite Comencement of operations to present	Chief Operating Officer of SCS Financial Services, LLC since February 2006.	4	N/A

Officers

Adrian Ketri (Born 1972) One Winthrop Square 4th Floor Boston, MA 02110	Vice President and Chief Compliance Officer	Indefinite Comencement of operations to present	General Counsel of SCS Financial Services, LLC since January 2010; Legal Consultant for Affiliated Managers Group, Inc. from July 2008 to December 2008; Assistant General Counsel and Vice President of BlackRock Alternative Advisors from March 2005 to June 2008.	N/A	N/A

Stephen Goff (Born 1968) One Winthrop Square 4th Floor Boston, MA 02110	Secretary	Indefinite Comencement of operations to present	Director of Operations of SCS Financial Services, LLC since June 2009; Senior Vice President of Investment Operations of Putnam Investments from November 2000 until February 2009.	N/A	N/A

SCS Hedged Opportunities (TE) Fund, LLC &

SCS Hedged Opportunities Master Fund, LLC

Privacy Notice

As an investor (“Investor”) in SCS Hedged Opportunities Fund, LLC, SCS Hedged Opportunities (TE) Fund, LLC or SCS Hedged Opportunities Master Fund, LLC (the “Funds”), you are entitled to know how we protect your nonpublic personal information and how we limit its disclosure. This privacy policy applies to individuals and institutions who are Investors, or have been Investors in the past. This privacy policy describes our policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other information about you.

Information We Collect

We collect nonpublic personal information about you from the following sources:

•

Information we receive from you on your investor information forms, account opening forms, subscription agreements, or other forms. This information includes, for example, your name, address, social security number, assets and income.

Information We Disclose

We do not disclose your nonpublic personal information to anyone, except as permitted or required by law. This means, most importantly, that we do not sell Investor information — whether it is your personal information or the fact that you are an Investor in the Funds — to anyone. Instead, we use your information primarily to complete transactions that you request. Here are the details:

•	To implement your wealth management plan, including the selection of investment managers, it may be necessary to provide identifying information to nonaffiliated third parties.

•

In certain instances, we may contract with nonaffiliated third parties to perform services for us and, where necessary, disclose your information (described above) to them. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. Further, we require these third parties to treat your nonpublic information confidentially.

•

Finally, we will release your nonpublic information if you direct us to do so, if we are required by law to do so or in other limited circumstances permitted by law — for example, to protect your account from fraud.

What Happens If You Close Your Account

If you decide to close your account(s), we will adhere to the privacy policies and procedures described in this notice.

Who Has Access to Your Personal Information

We restrict access to your nonpublic personal information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

We Will Keep You Informed

This publication replaces all previous statements of our privacy policy. As required by law, we will notify you annually of our privacy policy. We reserve the right to modify this policy at any time and will keep you informed of changes.

BOARD OF DIRECTORS

Peter Mattoon*, Chairman of the Board

Peter Lombard, Independent Director

James Orr, Independent Director

Edmond Villani, Independent Director

Joseph McCuine*, Interested Director

OFFICERS

Peter Mattoon*, President & Chief Executive Officer

Joseph McCuine*, Vice President & Chief Financial Officer

Adrian Ketri*, Vice President & Chief Compliance Officer

Stephen Goff*, Secretary

INVESTMENT ADVISER

SCS Capital Management, LLC

One Winthrop Square

Boston, MA 02110

LEGAL COUNSEL

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, J1S

Milwaukee, WI 53202

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

*	Employed by SCS Capital Management, LLC

One Winthrop Square  |  Boston, MA 02110

617.204.6400   |  www.scsfinancial.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant collect at (617) 204-6400.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. James F. Orr III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The registrant is a feeder fund in a master-feeder structure. The information listed in this Item refers to the fees charged to the master fund, as no fees are directly charged to the registrant.

	FYE 3/31/2013	FYE 3/31/2012
Audit Fees	$69,000	$67,000
Audit-Related Fees	$0	$0
Tax Fees	$75,800	$70,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2013	FYE 3/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2013	FYE 3/31/2012
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Proxy Voting Policy is as follows:

The Fund invests substantially all of its assets in the Master Fund, which is a fund of funds that invests primarily in portfolio funds which have investors other than the Master Fund. The Master Fund may invest a majority of its assets in non-voting securities of portfolio funds.

The Fund and the Master Fund have delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the proxies in accordance with the Adviser‘s proxy voting guidelines and procedures. However, portfolio funds typically do not submit matters to investors for vote. If a portfolio fund submits a matter to the Master Fund for vote (and the Master Fund holds voting interests in the portfolio fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Master Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines”):

•	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser‘s goal is to act prudently, solely in the best interest of the Fund.

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•

The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize Investor values.

•	The Adviser, absent a particular reason to the contrary, generally will vote with management‘s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser‘s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•

The Adviser‘s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee‘s personal relationships and due to special circumstances that may arise during the conduct of the Adviser‘s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•

Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser‘s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

•

If it is determined that a conflict of interest is material, the Adviser‘s Chief Compliance Officer works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Fund‘s Board and obtaining the consent from Fund‘s Board before voting;

•	engaging another party on behalf of the client to vote the proxy on its behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

•	The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Information is presented as of March 31, 2013.

Kenneth Minklei has primary portfolio management responsibility of the Fund and the Master Fund. Mr. Minklei is the Co-Chief Investment Officer of the Adviser and has been with the Adviser since 2005. Mr. Minklei has been the portfolio manager of the registrant since inception of the Fund.

(2)	The following table provides information about the other accounts managed on a day-to-day basis by the portfolio manager as of March 31, 2013.

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kenneth Minklei
Registered investment companies	3	$58,028,268	0	$0
Other pooled investment vehicles	5	$1,720,063,789	3	$355,097,823
Other accounts	1	$325,969,985	1	$325,969,985

Potential Conflicts of Interest Involving the Portfolio Manager

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise in this context are discussed below. For the reasons outlined below, the Fund and the Master Fund do not believe that any material conflicts are likely to arise out of the portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs.

Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

•

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply. For example, in the event a portfolio fund in which the Master Fund seeks to invest has limited investment capacity, if the Adviser were to allocate a disproportionate amount of the investment opportunity to one or more accounts, and the portfolio fund outperformed other investments, the accounts participating on a disproportionate basis would outperform the remaining accounts and the remaining accounts would be disadvantaged. In order to handle this potential conflict, the Adviser and its affiliates will assess a variety of factors, including but not limited to; 1) current asset allocation of the portfolios, 2) current exposures of the portfolios and 3) impact of the proposed investment to the target portfolio. After taking into consideration these and other factors, the Adviser will allocate the new investment to the respective portfolios in a prudent and equitable manner.

•

Conversely, a portfolio manager could favor one account over another in the amounts or the sequence in which orders to redeem interests in a portfolio fund are placed. If a portfolio manager determines that a particular portfolio fund in which client accounts are invested is underperforming, its investment strategy is out of favor or the portfolio fund is otherwise no longer a desirable investment, but that portfolio fund imposes restrictions as to the amount it can or will redeem, the Adviser may not be able to redeem the desired amount as to each client. If the portfolio manager were to place redemption orders in disproportionate amounts for one or more clients or place certain redemption orders ahead of others

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(requiring others to wait until the next liquidation date), the remaining clients may be disadvantaged. When a portfolio manager, due to investment outlook, intends to redeem interests in a portfolio fund for more than one account, the policies of the Adviser generally require that such orders be placed proportionately and at the same time, again subject to differences and exceptions permitted under the Adviser’s policies, including those described below.

•

A portfolio manager might have an incentive to favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee as to one account but not another, the portfolio manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below for a description of the structure of the compensation arrangements of the portfolio managers. The Adviser receives performance fees with respect to several accounts and funds other than the Fund. As noted above, however, the Adviser has policies designed to seek and result in equitable treatment of accounts and funds, regardless of differing fee arrangements.

•

A portfolio manager might also seek to favor an account: a) if the portfolio manager has a beneficial interest in the account, b) in order to benefit a large client or c) to compensate a client that previously had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser closely monitors any such conflicts and to seek to ensure that such accounts are not favored over other accounts. In addition, the Adviser monitors dispersion of performance between similar accounts and seek to identify the reasons for such dispersion.

(3)	The following compensation information is presented as of May 1, 2013.

The Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with those of the Adviser, respectively. This is achieved, among other means, through incentive payments based in part upon the Adviser’s financial performance.

Compensation arrangements of the Adviser’s investment professionals are determined on the basis of the Fund’s portfolio management team’s overall services to the Adviser and not on the basis of any specific funds or accounts managed by these investment professionals. The structure of compensation of all of the portfolio managers is currently comprised of the following basic components: Base Salary, Annual Bonus Plan, and Equity Awards. The following describes each component of the compensation package of the members of the Adviser’s Investment Committee:

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•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. Base compensation is a significant component of an investment professional’s overall compensation.

•

Annual Bonus Plan. Under the annual bonus plan, investment professionals are eligible for an annual bonus, which is a function both of the size of the overall bonus pool for such year and of factors specific to each individual.

•

Equity Awards. Investment professionals are eligible for equity awards based upon individual performance. These equity awards are comprised of restricted stock in SCS Financial and are the basis of the Adviser’s long term employee retention plan. If an investment professional decides to leave the Adviser at anytime, he/she puts a significant portion of his/her equity value at risk.

(4)	The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of May 31, 2013:

Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
Kenneth Minklei	none

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/01/12-10/31/12	0	0	0	0
Month #2 11/01/12-11/30/12	0	0	0	0
Month #3 12/01/12-12/31/12 *	30,768	$25.25	30,768	$2,483,000
Month #4 01/01/13-01/31/13	0	0	0	0
Month #5 02/01/13-02/28/13	0	0	0	0
Month #6 03/01/13-03/31/13 ^	127,636	$26.01	127,636	$6,119,000
Total	158,404	$25.63	158,404	$8,602,000

*	The Fund issued a tender offer on September 14, 2012. The tender offer enabled up to $2,483,000 to be redeemed by shareholders. The tendered shares were paid out at the December 31, 2012 net asset value per share.
^	The Fund issued a tender offer on December 14, 2012. The tender offer enabled up to $6,119,000 to be redeemed by shareholders. The tendered shares were paid out at the March 29, 2013 net asset value per share.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes required by this Item to be reported.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) SCS Hedged Opportunities (TE) Fund, LLC

By (Signature and Title)	/s/ Peter H. Mattoon
Peter H. Mattoon, Chief Executive Officer

Date    June 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Peter H. Mattoon
Peter H. Mattoon, Chief Executive Officer

Date June 6, 2013

By (Signature and Title)	/s/ Joseph E. McCuine
Joseph E. McCuine, Chief Financial Officer

Date    June 6, 2013

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